EXHIBIT 10.1

STONERIDGE, INC.

as a Borrower

THE FOREIGN SUBSIDIARY BORROWERS

party thereto

THE LENDERS NAMED THEREIN

as Lenders

NATIONAL CITY BANK

as a Lender, a Joint Lead Arranger

the Administrative Agent and the Collateral Agent

DEUTSCHE BANK SECURITIES, INC.

as a Joint Lead Arranger

COMERICA BANK and

PNC BANK, NATIONAL ASSOCIATION

as the Co-Documentation Agents

AMENDMENT NO. 2

dated as of August 6, 2004

to

the CREDIT AGREEMENT,

dated as of

May 1, 2002

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, is dated as of August 6, 2004 (this “Amendment”), among the following:

(i) STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the “Company”);

(ii) the Foreign Subsidiary Borrowers party to the Credit Agreement, as hereinafter defined;

(iii) the Lenders party to the Credit Agreement; and

(iv) NATIONAL CITY BANK, a national banking association, as a Lender, the Collateral Agent and the Administrative Agent under the Credit Agreement (in such latter capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Company, the Foreign Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of May 1, 2002 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein having the meanings provided in the Credit Agreement).

(2) The parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

Section 1 Amendments.

1.1 Amendment to Section 1.1 - Certain Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms “Applicable Utilization Fee Rate” and “Utilization Fee”.

1.2 Amendment to Section 1.1 - Certain Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by amending and restating in their entirety the following definitions:

“Cash Equivalents” shall mean any of the following:

(i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

(ii) Dollar denominated time deposits, certificates of deposit and bankers’ acceptances of (x) any Lender or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank, an “Approved Bank”), in each case with maturities of not more than nine months from the date of acquisition;

(iii) commercial paper issued by any Lender or Approved Bank or by the parent company of any Lender or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short- term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody’s, as the case may be, and in each case maturing within 270 days after the date of acquisition;

(iv) fully collateralized repurchase agreements entered into with any Lender or Approved Bank having a term of not more than 30 days and covering securities described in clause (i) above;

(v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above;

(vi) investments in money market funds access to which is provided as part of “sweep” accounts maintained with a Lender or an Approved Bank;

(vii) investments in industrial development revenue bonds and taxable variable rate bonds, which, in each case (i) “re-set” interest rates not less frequently than quarterly, (ii) are entitled to the benefit of a remarketing arrangement with an established broker dealer, and (iii) are supported by a direct pay letter of credit covering principal and accrued interest which is issued by an Approved Bank; and

(viii) investments in pooled funds or investment accounts consisting of investments of the nature described in the foregoing clause (vii).

“Leverage Ratio” shall mean, for any Testing Period, on a Consolidated basis and in accordance with GAAP, the ratio of (a) Consolidated Total Debt less the excess of (i) all domestic cash and Cash Equivalents calculated as of such date over (ii) $5,000,000 to (b) Consolidated EBITDA; provided, however, that, notwithstanding anything to the contrary contained herein, the Leverage Ratio for any such period shall be computed by giving effect to (i) the inclusion of the appropriate financial items for any Person or business unit that shall have been acquired by the Company or its Subsidiaries for any portion of such period prior to the date of acquisition, and (ii) the exclusion of the appropriate financial items for any Person or business unit that shall have been disposed of by the Company or its Subsidiaries, for the portion of such period prior to the date of disposition.

“Revolving Maturity Date” shall mean April 30, 2008, or such earlier date on which the Total Revolving Commitment is terminated.

“Swing Line Maturity Date” shall mean April 30, 2008, or such earlier date on which the Swing Line Commitment is terminated.

1.3 Amendment to Pricing Grid Table. The Pricing Grid Table appearing at the end of Section 2.7(h)(ii)(E) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

PRICING GRID TABLE

(expressed in basis points)

Leverage Ratio	Applicable Prime Rate Margin	Applicable Eurocurrency Margin	Applicable Commitment Fee Rate
> 3.50 to 1.00	125.00	275.00	50.00
> 3.00 to 1.00 and ≤ 3.50 to 1.00	100.00	250.00	50.00
> 2.50 to 1.00 and ≤ 3.00 to 1.00	75.00	225.00	50.00
> 2.00 to 1.00 and ≤ 2.50 to 1.00	50.00	200.00	37.50
≤ 2.00 to 1.00	25.00	175.00	37.50

The parties hereto acknowledge and agree that from the Amendment Effective Date until changed in accordance with Section 2.7(h) of the Credit Agreement, the Applicable Prime Rate Margin shall be 50.00 basis points, the

Applicable Eurocurrency Margin shall be 200.00 basis points and the Applicable Commitment Fee Rate shall be 37.50 basis points.

1.4 Amendment to Section 4.1 - Fees. Section 4.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Commitment Fees.

(i) The Company agrees to pay to the Administrative Agent fees (“Commitment Fees”) for the account of each Non-Defaulting Lender which has a Revolving Commitment for the period from and including the Effective Date to, but not including, the Revolving Maturity Date or, if earlier, the date upon which the Total Revolving Commitment has been terminated, computed for each day at a rate per annum equal to the Applicable Commitment Fee Rate for such day on the amount of such Lender’s Revolving Facility Percentage of the Unutilized Total Revolving Commitment for such day. Commitment Fees shall be due and payable in arrears on the last Business Day of each March, June, September and December and on the Revolving Maturity Date or, if earlier, the date upon which the Total Revolving Commitment has been terminated.

(ii) As used herein the term “Applicable Commitment Fee Rate” shall mean the particular rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears in section 2.7(h), based on the Company’s Leverage Ratio and such Pricing Grid Table, and the following provisions:

(1) Initially, from May 1, 2002 until changed hereunder in accordance with the following provisions, the Applicable Commitment Fee Rate will be 50 basis points per annum.

(2) Commencing with the fiscal quarter of the Borrower ended on or nearest to September 30, 2002, and continuing with each fiscal quarter thereafter, the Administrative Agent will determine the Applicable Commitment Fee Rate in accordance with the Pricing Grid Table, based on the Company’s Leverage Ratio for the Testing Period ended on the last day of the fiscal quarter and identified in such Pricing Grid Table. Changes in the Applicable Commitment Fee Rate based upon changes in such ratio shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Company, accompanied by the certificate and calculations referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements.

(3) Notwithstanding the above provisions, in no event shall there be any reduction during the period of six months following the Closing Date in the Applicable Commitment Fee Rate.

(4) Notwithstanding the above provisions, during any period when (1) the Borrower has failed to timely deliver its consolidated financial statements referred to in section 8.1(a) or (b), accompanied by the certificate and calculations referred to in section 8.1(c), (2) a Default under section 10.1(a) has occurred and is continuing, or (3) an Event of Default has occurred and is continuing, the Applicable Commitment Fee Rate shall be the highest rate per annum indicated therefor in the Pricing Grid Table, regardless of the Company’s Leverage Ratio at such time, provided that in the case of clause (1) above, the Applicable Commitment Fee Rate shall be determined in accordance with the provisions of this section 4.1(a) upon the delivery of such financial statements and certificates.

(5) Any changes in the Applicable Commitment Fee Rate shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent will promptly provide notice of such determinations to the Company and the Lenders. Any such determination by the Administrative Agent pursuant to this section 4.1(a)(ii) shall be conclusive and binding absent manifest error.

1.5 Amendment to Section 8.10 - Hedge Agreements, etc. Paragraph (a) of Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) The Company and its Subsidiaries may enter into Hedge Agreements in its reasonable business judgment (including fixed to floating rate interest rate swap agreements), but without exposing the Company or its Subsidiaries to predominantly speculative risks unrelated to the amount of assets, Indebtedness or other liabilities intended to be subject to coverage on a notional basis under all such Hedge Agreements; provided that, in the case of any Hedge Agreement entered into after the Effective Date, (i) the Hedge Agreement is entered into in the ordinary course of business; (ii) the institution providing such protection is a reputable financial institution, and (iii) the Borrower has given the Administrative Agent prior notice of the Hedge Agreement if the Hedge Agreement is material.

1.6 Amendment to Section 9.8 - Interest Coverage Ratio. Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.8 Interest Coverage Ratio. The Company will not permit its Interest Coverage Ratio for any Testing Period to be less than the ratio specified below:

Testing Period	Ratio
June 30, 2002	1.65 to 1.00
September 30, 2002	1.65 to 1.00
December 31, 2002	1.75 to 1.00
March 31, 2003	1.75 to 1.00
June 30, 2003	2.00 to 1.00
September 30, 2003	2.00 to 1.00
December 31, 2003	2.25 to 1.00
March 31, 2004	2.25 to 1.00
June 30, 2004	2.50 to 1.00
September 30, 2004 through and including December 31, 2005	2.75 to 1.00
Thereafter	3.00 to 1.00

1.7 Amendment to Section 9.10 - Minimum Consolidated EBITDA. Section 9.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.10 [Reserved.]

1.8 Amendment to Section 9.14 - Prepayments and Refinancing of Other Debt, etc. Section 9.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

9.14 Prepayments and Refinancings of Other Debt, etc. The Company will not, and will not permit any of its Subsidiaries to, make (or give any notice in respect thereof) any voluntary or optional prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of, or refinance or refund, any Indebtedness of the Company or its Subsidiaries which has an outstanding principal balance (or Capitalized Lease Obligation, in the case of a Capital Lease) greater than $3,000,000

(other than the Obligations and intercompany loans and advances among the Company and its Subsidiaries); provided that (i) the Company or any Subsidiary may prepay any such Indebtedness which is Existing Indebtedness in connection with a refinancing thereof effected in accordance with section 9.4(c), (ii) any Foreign Subsidiary may prepay any such Indebtedness owed by it to banks or other financial institutions in connection with a refinancing thereof effected with other banks or financial institutions in accordance with section 9.4(d) and (iii) the Company may repay, prepay, redeem or acquire for value any of its Public Notes, provided that before and after giving effect thereto (x) the Company shall be in compliance with the financial covenants set forth in Sections 9.7, 9.8 and 9.9 of this Agreement, (y) no Default or Event of Default shall have occurred and be continuing and (z) the Company shall have at least $50,000,000 of availability under the Revolving Facility.

Section 2 Representations and Warranties.

The Company represents and warrants as follows:

2.1 Authorization and Validity of Amendment. This Amendment has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by a duly authorized officer of the Company, and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

2.2 Representations and Warranties. The representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

2.3 No Event of Default. Upon giving effect to this Amendment, no Default or Event of Default exists or hereafter will begin to exist.

2.4 Compliance. Each Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

2.5 No Claims. No Credit Party is aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

Section 3 Ratifications.

Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

Section 4 Binding Effect.

This Amendment shall become effective on the date first set forth above (the “Amendment Effective Date”), subject to the satisfaction of the following conditions:

(a) the Company, each other Borrower (if any), the Administrative Agent and each of the Lenders shall have delivered an executed counterpart of this Amendment to the Administrative Agent;

(b) the Company shall have caused each Subsidiary Guarantor to consent and agree to and acknowledge the terms of this Amendment;

(c) the Company shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with this Amendment and the documents executed in connection therewith; and

(d) the Company shall have paid to the Administrative Agent for the benefit of itself and the Lenders an amendment fee of 12.5 basis points on the Total Revolving Commitment.

(e) the Company shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent and the Lenders.

Section 5 Miscellaneous.

5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

5.2 Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.3 Acknowledgement. The parties hereto agree and acknowledge that there are no Term Loans outstanding as of the date hereof and that the Total Term Commitment has expired.

5.4 Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

5.5 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal substantive laws of the State of Ohio without regard to conflicts of law provisions.

5.6 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.7 Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.

5.8 Waiver of Claims. The Company, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the Company is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.9 Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

[Remainder of page intentionally left blank.]

5.10 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

STONERIDGE, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:	Vice President and Chief Financial Officer

NATIONAL CITY BANK, as a Lender and the Administrative Agent

By:	/s/ Patrick M. Pastore
Name:	Patrick M. Pastore
Title:	Senior Vice President

[ADDITIONAL SIGNATURE PAGES FOLLOW]

Signature Page to Amendment No. 2

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Christine C. Gencer
Name:	Christine C. Gencer
Title:	Vice President

U.S. Bank, National Association

Signature Page to Amendment No. 2 to

the Credit Agreement dated as of May 1, 2002,

by and among

Stoneridge, Inc.,

the Foreign Subsidiary Borrowers,

the Lenders party thereto,

and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 2

FIFTH THIRD BANK

By:	/s/ Thomas P. Murray
Name:	Thomas P. Murray
Title:	Vice President

Fifth Third Bank

Signature Page to Amendment No. 2 to

the Credit Agreement dated as of May 1, 2002,

by and among

Stoneridge, Inc.,

the Foreign Subsidiary Borrowers,

the Lenders party thereto,

and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 2

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

Deutsche Bank Trust Company Americas

Signature Page to Amendment No. 2 to

the Credit Agreement dated as of May 1, 2002,

by and among

Stoneridge, Inc.,

the Foreign Subsidiary Borrowers,

the Lenders party thereto,

and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 2

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph G. Moran
Name:	Joseph G. Moran
Title:	Managing Director

PNC Bank, N.A.

Signature Page to Amendment No. 2 to

the Credit Agreement dated as of May 1, 2002,

by and among

Stoneridge, Inc.,

the Foreign Subsidiary Borrowers,

the Lenders party thereto,

and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 2

Signature Page to Amendment No. 2

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ George Neamonitis
Name:	George Neamonitis
Title:	Managing Director

PNC Bank, N.A.

Signature Page to Amendment No. 2 to

the Credit Agreement dated as of May 1, 2002,

by and among

Stoneridge, Inc.,

the Foreign Subsidiary Borrowers,

the Lenders party thereto,

and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 2

COMERICA BANK

By:	/s/ Chris Stergiadis
Name:	Chris Stergiadis
Title:	Assistant Vice President

Comerica Bank

Signature Page to Amendment No. 2 to

the Credit Agreement dated as of May 1, 2002,

by and among

Stoneridge, Inc.,

the Foreign Subsidiary Borrowers,

the Lenders party thereto,

and National City Bank, as the Administrative Agent

GUARANTOR ACKNOWLEDGMENT

Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 2 to the Credit Agreement. Each of the undersigned specifically agrees to the waivers set forth in such agreement, including, but not limited to, the jury trial waiver. Each of the undersigned further agrees that the obligations of the each of the undersigned pursuant to the Subsidiary Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

Each of the undersigned hereby waives and releases the Administrative Agent and the Lenders and the respective directors, officers, employees, attorneys, affiliates and subsidiaries of the Administrative Agent and the Lenders from any and all claims, offsets, defenses and counterclaims of which the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

STONERIDGE CONTROL DEVICES, INC.		STONERIDGE ELECTRONICS, INC.

By:	/s/ Kevin P. Bagby	By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby	Name:	Kevin P. Bagby
Title:	Vice President and Chief Financial Officer	Title:	Vice President and Chief Financial Officer